PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Target Large Capitalization Value Portfolio
T: TALVX	R: TLVRX
SUMMARY PROSPECTUS • February 14, 2014
Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudentialfunds.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Portfolio's Prospectus and SAI, both dated February 14, 2014, as supplemented and amended from time to time, and the Portfolio's most recent shareholder report, dated October 31, 2013, are all incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Target Large Capitalization Value Portfolio (Large Cap Value Portfolio) is total return consisting of capital appreciation and dividend income.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.20	.20
=Total Annual Portfolio Operating Expenses	.80	1.55
– Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.80	1.30
Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$82	$255	$444	$990	$82	$255	$444	$990
Class R	$132	$465	$821	$1,824	$132	$465	$821	$1,824
° The distributor of the Portfolio has contractually agreed through February 28, 2015 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2015 without the approval of the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 37% of the average value of its portfolio.
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INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in large company stocks that we believe are undervalued, and have an above-average potential to increase in price, given the company's sales, earnings, book value, and cash flow. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of December 31, 2013, the Russell 1000 Index’s median market capitalization was approximately $7.52 billion, and the largest company by market capitalization was $526.69 billion. Market capitalization is measured at the time of purchase.
Although the Portfolio invests primarily in common stocks of U.S. companies, the Portfolio may also purchase common stocks of foreign companies. The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates—usually issued by a bank or trust company—that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.
The Portfolio may also invest in other equity securities, including, but not limited to, exchange-traded funds, convertible securities, preferred stock and real estate investment trusts.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Equity Securities Risk. There is the risk that the price of a particular stock the Portfolio owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Portfolio invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.
Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets the Portfolio holds and the Portfolio's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.
Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
16.08%	-23.94%
3rd Quarter 2009	4th Quarter 2008

Average Annual Total Returns % (as of 12/31/2013)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	36.38	15.43	6.23	N/A
Return After Taxes on Distributions	35.88	15.08	5.25	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	20.98	12.49	5.09	N/A
Class R Shares
Return Before Taxes	35.75	14.83	N/A	3.53 (8-22-06)
° After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	32.53	16.67	7.58	N/A
S&P 500 Index	32.37	17.93	7.40	N/A
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Large-Cap Value Funds Average	32.26	16.06	6.74	N/A
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Epoch Investment Partners, Inc.	David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager	July 2012
		Janet K. Navon	Managing Director, Portfolio Manager & Director of Research	July 2012
		Michael A. Welhoelter, CFA	Managing Director, Chief Risk Officer & Portfolio Manager	July 2012
	Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	Principal & Portfolio Manager	August 2000
		George Davis	Principal, Portfolio Manager & CEO	April 2006

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Patricia McKenna	Principal & Portfolio Manager	April 2006
		Scott McBride	Portfolio Manager	October 2009
		Judd Peters	Portfolio Manager	October 2009
	NFJ Investment Group LLC	Ben J. Fischer, CFA	Managing Director, Portfolio Manager	December 2005
		Paul A. Magnuson	Managing Director, Portfolio Manager	December 2005
		Thomas W. Oliver, CPA, CFA	Managing Director, Portfolio Manager	September 2008
		R. Burns McKinney, CFA	Managing Director, Portfolio Manager	September 2010
		Jeff N. Reed, CFA	Vice President, Portfolio Manager	February 2011
BUYING AND SELLING PORTFOLIO SHARES
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares. Typically the shares are offered through a fee based advisory program or a group retirement plan.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com
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